Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
LONG-TERM EQUITY INCENTIVES
In 2025, we granted time-based restricted stock or restricted stock units under our omnibus incentive plan to our named executive officers that vest over a three-year period. We do not attempt to time the granting of awards to any internal or external events. Our general practice is for our compensation committee to grant equity awards to directors and employees during the first quarter of each year. We also may grant awards in connection with significant new hires, promotions or changes in duties. Moreover, the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Our compensation committee’s determinations are not formulaic; rather, in the context of competitive market compensation data and our stated pay philosophy, our compensation committee determines the share amounts on a subjective basis in its discretion after considering the advice of our compensation consultant and award amounts may differ among individual executive officers in any given year.
On February 26, 2025, Messrs. Caswell and Foley each received a grant of a time-based equity incentive of award in the form of 150,000 restricted stock units, and Messrs. Sadowski, Coy and Gravelle received time-based restricted stock awards of 8,965, 7,684, and 12,807 common shares, respectively. On August 13, 2025, following his promotion to CEO, Mr. Caswell received a grant of a time-based equity incentive of award in the form of 100,000 restricted stock units.
Generally, the restricted stock awards and units granted in 2025 vest over three years so long as the executive remains employed by the Company. We believe time-based equity awards provide strong alignment between our executives and shareholders as it aligns the value of our named executive officers’ compensation with shareholder returns and provides strong incentive to retain key executives. In light of our business model, and the unpredictable and often extended periods over which we hold our businesses, our Compensation Committee believes that traditional annual cash incentives tied to financial performance metrics and performance-based vesting provisions in equity incentive awards with fixed, one to three-year performance periods would not provide the incentives needed to achieve our business objectives and maximize returns to our shareholders. Our long-term equity incentives are designed to incentivize management to maximize shareholder returns by aligning the financial interests of employees with the value of the Company’s equity that inure to the benefit of investors. We believe alignment with shareholders is the optimal means of paying our executives for performance given the unique structure of the Company. Our executives’ compensation actually earned upon vesting of equity awards increases as total shareholder returns increase, and vice versa.

Award Timing Method	In 2025, we granted time-based restricted stock or restricted stock units under our omnibus incentive plan to our named executive officers that vest over a three-year period. We do not attempt to time the granting of awards to any internal or external events. Our general practice is for our compensation committee to grant equity awards to directors and employees during the first quarter of each year.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Moreover, the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false